UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) February 7, 2006
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                               BPK Resources, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


           Nevada                      000-27339                88-0426887
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(State or Other Jurisdiction          (Commission             (IRS Employer
      of Incorporation)               File Number)          Identification No.)


           264 Union Boulevard, First Floor
                  Totowa, New Jersey                     07512
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       (Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number, including area code (973) 956-8400
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

      The information provided in Item 2.03 is incorporated herein by this reference.

      On February 7, 2006, BPK Resources, Inc. (the "Company") entered into an agreement with Graphite Technology Group, Inc. ("Graphite") to loan up to $1,000,000 to Graphite pursuant to a promissory note (the "Graphite Note") in contemplation of a proposed business combination between the Company and Graphite. The Graphite Note bears interest at an annual rate of 12% and is secured by all of Graphite's assets, as evidenced by that certain Amended and Restated Security Agreement made by Graphite in favor of the Company dated as of February 7, 2006 (the "Security Agreement"). The unpaid principal balance of the Graphite Note, together with all accrued and unpaid interest thereon, is due no later than March 31, 2006. As of March 1, 2006, the Company has advanced $708,000 to Graphite under the Graphite Note. The Company has funded its obligation under the Graphite Note by issuing a series of unsecured convertible notes to various lenders, as more fully described in Item 2.03 below. The Company has advanced an aggregate of $1,458,000 to Graphite since December 2005.

      In consideration for the foregoing loan, pursuant to that certain Option Agreement between Graphite and the Company dated as of February 7, 2006 (the "Option Agreement"), Graphite granted an option (the "Option") to the Company to purchase up to 13.33% of Graphite's then outstanding shares of common stock calculated on a fully diluted basis for up to $1,000,000 at any time prior to December 31, 2008. The Option may only be exercised in the event Graphite determines not to proceed with the proposed business combination.

      The descriptions of the Graphite Note, the Security Agreement and the Option set forth above are qualified in their entirety by reference to copies of such agreements filed as exhibits to this report and incorporated herein by this reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      On February 14, 2006, pursuant to a series of Securities Purchase Agreements (collectively, the "Purchase Agreements") with certain purchasers thereunder (collectively, the "Purchasers"), the Company completed a private placement offering of certain of its securities (the "Offering"), consisting of
(i) unsecured notes (the "Convertible Notes") convertible into shares of the Company's common stock, $.001 par value per share (the "Common Stock"), and (ii) warrants (the "Warrants") to acquire up to 5,000,000 shares of Common Stock. The Convertible Notes and Warrants were sold in units (the "Units") comprised of one Convertible Note in the principal amount of $50,000 and one Warrant to purchase 333,333 shares of Common Stock at a purchase price of $50,000 per Unit (the "Purchase Price"). At February 14, 2006, the Company had sold 15 Units for an aggregate purchase price of $750,000.

      In connection with the Offering, the Company has agreed to file a registration statement with the Securities and Exchange Commission (the "SEC") within 90 days after the Offering is completed registering the shares of Common Stock issuable to the Purchasers upon conversion of the Convertible Notes and upon exercise of the Warrants and to have such registration statement declared effective by the SEC within 150 days after the Offering is completed. In the event the Company fails to file the required registration statement within the 90-day period or have such registration statement declared effective by the SEC within the 150-day period, the Company will be obligated to pay in cash or in shares of Common Stock (at the Company's option) an amount equal to 2% of the Purchase Price and an additional amount equal to 1% of the Purchase Price at the end of each subsequent 30-day period in which the registration statement is not filed or declared effective, as the case may be.


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

      Each Convertible Note is convertible at the option of the Purchaser into the number of shares of Common Stock equal to the face amount of such Convertible Note, plus any accrued but unpaid interest thereon, divided by $0.15 (the "Conversion Price"). The Convertible Notes bear interest at 10% per annum. The unpaid principal balance of the Convertible Notes, together with all accrued and unpaid interest thereon, is due on the date which is the earlier of (i) the date of the consummation of the proposed business combination between the Company and Graphite or (ii) the first anniversary of the date of the applicable Convertible Note. The indebtedness evidenced by the Convertible Notes is subordinated to the prior payment of all "Senior Indebtedness," which includes any indebtedness (x) owed to any bank or financial institution and (y) secured by a lien on any of the Company's assets.

      Each Warrant is initially exercisable into 333,333 shares of Common Stock (determined by dividing the face amount of the Convertible Note ($50,000) by the Conversion Price) at an exercise price of $0.27 per share. The exercise period for the Warrants commences on the date which is the earlier of (i) the filing of an amendment to the Company's Certificate of Incorporation increasing the number of shares of Common Stock the Company is authorized to issue such that a sufficient number of shares is authorized so that the Warrants issued pursuant to the Purchase Agreements may be exercised into shares of Common Stock, or (ii) the first business day after the effective date of a reverse split of the outstanding shares of Common Stock such that a sufficient number of shares is authorized so that the Warrants issued pursuant to the Purchase Agreements may be exercised into shares of Common Stock. The exercise period terminates on the third anniversary of the date of the applicable Warrant.

      The descriptions of the Purchase Agreements, the Convertible Notes and the Warrants set forth above are qualified in their entirety by reference to copies of such agreements filed as exhibits to this report and incorporated herein by this reference.

Item 3.02   Unregistered Sales of Equity Securities.

      The information provided in Item 2.03 is incorporated herein by this reference.

      The Offering was made to accredited investors and is exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to
Section 4(2) thereof and in accordance with Regulation D promulgated thereunder. Sandgrain Securities, Inc. ("Sandgrain") served as the placement agent for the Offering. As of March 1, 2006, Sandgrain is owed $100,000, of which $87,750 has been paid.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.                     Description of Exhibit

10.1 12% Promissory Note dated as of February 7, 2006 made by Graphite Technology Group, Inc. in favor of BPK Resources, Inc. in the principal amount of up to $1,000,000.


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

10.2 Amended and Restated Security Agreement dated as of February 7, 2006 made by Graphite Technology Group, Inc. in favor of BPK Resources, Inc.

10.3 Option Agreement dated as of February 7, 2006 between Graphite Technology Group, Inc. and BPK Resources, Inc.

10.4        Form of Securities Purchase Agreement between BPK Resources, Inc.
            and the purchasers thereunder.

10.5 Form of Convertible Note made by BPK Resources, Inc. in favor of certain lenders in the aggregate principal amount of up to $750,000.

10.6 Form of Warrant issued by BPK Resources, Inc. to the holders thereof.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BPK Resources, Inc.


Date: March 2, 2006                       By: /s/ Christopher H. Giordano
                                              ----------------------------------
                                              Christopher H. Giordano
                                              Chief Executive Officer


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